Exhibit 99.1

 A NASDAQ Traded Company - Symbol HBNC

 This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission.Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements

 Craig M. DwightChairman andChief Executive Officer  *

 Horizon’s Story  *

 *  Corporate Profile  Financial data at June 30, 2016. Market data as of Sept. 8, 2016 per SNL. Branch count and map excludes three LaPorte Bancorp branches to be consolidated upon conversion 4Q16.  54 Branches Across IN & MI$2.9 Billion in Assets ($3.4 Billion Post LaPorte and CNB Acquisitions)$1.9 Billion in Loans $2.1 Billion in Deposits$1.5 Billion in Assets Under Mgt.$420 Million Market CapitalizationOwnership6% Insiders7% Employee Benefit Plans35% Institutional

 Indiana… The Right Side of Chicago  Illinois and Chicago-High Taxes & Living Costs-Lowest Credit Rating of 50 States-Unfriendly Business Environment

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Four Key & Consistent Revenue Streams

 Financial Highlights  *

 *  Excludes one-time merger expenses and acquisition purchase accounting adjustments, gain on sale of securities and death benefit on bank owned life insurance.2012 results benefited from a record level of mortgage loan production volume and mortgage warehouse loan balances.  5-Yr. Core Diluted EPS CAGR: 10%  Strong Historical Earnings Growth  (2)

 *  Solid First Half of 2016  Excludes one-time merger expenses and acquisition purchase accounting adjustments, gain on sale of securities and death benefit on bank owned life insurance.  %∆   YoY  QoQ  YTD  Core Net Income   49%  27%  34%  Core Diluted EPS   17%  21%  6%

 *  Total Loans  Total Deposits  Δ 27%  Δ 13%  Δ 31%  Δ 11%  Strong Loan and Deposit Growth

 June 30, 2016  December 31, 2010  ($ in Millions)  2010  2Q16  CAGR  Commercial  $330  $875  19%  Real Estate  305  707  18%  Consumer  267  364  6%  Total  $902  $1,946  15%  *  Shift to Commercial Lending

 *  (1) CRE loans for the purpose of this slide are based on interagency guidance in calculating the 300% of total capital measurement and include construction and land development, multifamily and non-owner occupied non-farm non-residential real estate loans, Schedule RC-C, part I, items 1.a., 1d, 1.e(2) and memorandum item 3. (2) Total risk-based capital.  Low CRE Loan Concentration Risk  CRE (1) Loan Composition at 6/30/16  CRE(1) Loans to Total Capital(2)

 December 31, 2010  June 30, 2016  Strong Low Cost Deposit Growth  *  ($ in Millions)  2010  2Q16  CAGR  NIB  $108  $397  27%  IB Trans.  509  1,214  17%  CDs  369  471  5%  Total  $985  $2,082  15%

 *  Commercial Loan Balances  Opportunity to Lower Cost of Funds

 *  GAAP Net Interest Margin and Core Net Interest Margin  Stable Core Net Interest Margin  Δbps  LQ  YoY   YTD  GAAP  +3 bps  -19 bps  -21 bps  Core  +6 bps  -9 bps  -9 bps

 *  NPLs/ Loans  Asset Quality Improvement

 Recently Completed and Pending MergersAdds Talent, EPS Accretion & Market Share  *

 *  This map illustrates Horizon’s estimated pro forma branch network. (1) LaPorte currently has seven full-service branches and one loan production office. Upon conversion, three of LaPorte’s branches located in Michigan City, IN, Chesterton, IN and La Porte, IN (Westside) will be closed due to their proximity to existing Horizon locations. LaPorte’s loan production office in St. Joseph, MI will also be closed.   45 Horizon Branches 5 Kosciusko Branches 4 LaPorte Branches(1) 2 CNB Branches56 Pro Forma Branches

 *  ($ in millions)Category   HorizonBancorp  LaPorteBancorp  CNBBancorp  Pro Forma  Total Assets  $2,918  $525  $56  $3,499  Total Loans  $1,945  $329  $11  $2,285  Total Deposits  $2,082  $361  $44  $2,487  Branches  50  4(1)  2  56  Financials as of June 30, 2016. Pro forma data excludes merger adjustments. (1) LaPorte currently has seven full-service branches and one loan production office. Upon conversion, three of LaPorte’s branches located in Michigan City, IN, Chesterton, IN and La Porte, IN (Westside) will be closed due to their proximity to existing Horizon locations. LaPorte’s loan production office in St. Joseph, MI will also be closed.  Increases Scale and Reach

 *     Growth opportunity in the vibrant market of Warsaw, INEPS accretion of ~4% in 2017, 4 year TBV earnbackFully-phased in cost savings estimated at 45%  Bolsters Indiana Presence, GrowthPotential and Earnings Power  (1) CNB shareholders will receive a special cash dividend representing capital in excess of 8% of total assets, less certain after-tax transaction costs. Horizon will pay 120% on remaining capital, which as of June 30, 2016 would equal $5.4 million.  Solidifies #1 deposit market share in LaPorte CountyEPS accretion of ~5% in 2017, 2.6 year TBV earnbackFully-phased in cost savings estimated at 55%  Fill-in opportunity contiguous to Lafayette growth marketEPS accretion of ~1% in 2017, 3.5 year TBV earnbackFully-phased in cost savings estimated at 45%  LaPorteClosed 7/18/16Deal Value $102mm  KosciuskoClosed 6/1/16Deal Value $23mm  CNBAnnounced 7/12/16Deal Value $5mm(1)

 - Investment Thesis –Building for the FutureTrust, Action, Results  *

 Financial Opportunities  *  Revenue GrowthIn all directions and in all business linesCustomer satisfaction #1 focusTalent retention, development and recruitmentLower Overall Cost of FundsReduce debt and increase core depositsImproves net interest marginCurrent cost of funds 0.64%, current cost of deposits 0.32%Efficiency ImprovementsMass and scaleLeverage technologyBranch rationalization

 *  Growth Opportunities In All Directions  Current Opportunity Future OpportunityCurrent BranchesCNB Branches  This map illustrates Horizon’s estimated pro forma branch network including the Farmers and LaPorte mergers. Green circles represent Horizon branches, blue circles represent Farmers branches, red circles represent Central branches, and orange circles represent LaPorte branches, excluding the three branches and loan production office that will be closed on the conversion date.  HQ  Entered 2Q16  Grand Rapids  Battle Creek  Ann Arbor  Ft. Wayne  Lafayette

 Consistent, Well Executed and Disciplined Business Strategy Horizon is a Growth Story10-year Asset CAGR of 9%Nine Acquisitions and Eight Market Expansions Since 2000Capacity to Take Additional Market ShareHistorical Financial Performance Illustrates Ability to Execute  *  Proven Track Record (Trust)

 A Company on the Move (Action)  *  Assets ($ Mil.)  $721        $3,499  Loans($ Mil.)  $548        $2,285  Deposits($ Mil.)  $489        $2,487  Branches (2)  7        56  OrganicExpans.(8)  St. JosephS. BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel  Ft.Wayne  M&A(9)  Anchor Mortgage  Alliance  American Trust  Heartland   1st MortgageSummitPeoples  KosciuskoLaPorteCNB  11% CAGR  9% CAGR  11% CAGR  (1) Includes LaPorte and CNB acquisitions, excluding merger adjustments. (2) Reflects anticipated LaPorte branch consolidations.

 Horizon Outperforms the MarketFor Total Shareholder Return (Results)  As of September 8, 2016SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.  *  Horizon Bancorp: 5-Year Total Return Comparison

 Thank Youfor Your Investment inHorizon Bancorp

 A NASDAQ Traded Company - Symbol HBNC

 Appendix  *

 *  Non-GAAP Reconciliations

 *  Non-GAAP Reconciliations